Fees Summary	Aug. 26, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	133,901.02
Total Transaction Valuation	874,598,445.00
Total Offset Amount	0.00
Net Fee	$ 133,901.02